ASSIGNMENT OF LEASE

         THIS ASSIGNMENT OF LEASE (the "Agreement") is made as of this 14th day of June, 1991 between HOLT CARGO SYSTEMS, INC. (the "Assignor") and ASTRO HOLDINGS, INC. (the "Assignee").

         WHEREAS, by an Amended and Restated Lease and Operating Agreement dated December 30, 1990 (the "Lease") between the Philadelphia Regional Port Authority (the "PRPA") and the Assignor, the premises commonly known as the Packer Avenue Marine Terminal and Piers 96, 98 and 100, which premises are more fully described in the Lease (collectively the "Premises"), were leased to Assignor for the term of ten (10) years from the effective date of the Lease, March 5, 1991, at an annual rental as set forth in Article III, Compensation, of the Lease and subject to the covenants, conditions and stipulations therein contained.

         NOW, THEREFORE, in consideration of the sum of Fifty Thousand ($50,000.00) Dollars by the Assignee to Assignor, the receipt whereof is hereby acknowledged, and assumption by Assignee of Assignor's obligations under the Lease, Assignor assigns to Assignee all Assignor's right, title and interest in and to the Lease for the unexpired term of said Lease and all renewal options subject to the payment of rent and performance of the covenants, conditions and stipulations in said Lease.

         Assignee covenants that, during the continuance of the unexpired term of the Lease and renewal options, to pay the rents as provided for therein, and to perform the covenants, conditions and stipulations in said Lease to be performed by Assignor, and to keep Assignor indemnified against all actions, claims and demands whatsoever in respect of said rents, covenants, conditions or anything relating thereof.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written.



                                             HOLT CARGO SYSTEMS, INC,

                                             BY: Bernard Gelman
                                                 ------------------------------
                                                 V.P.
        (Assignor)

ATTEST:


John Evans
-----------------------------

                                             ASTRO HOLDINGS, INC.

                                             BY: Thomas J. Holt Jr.
                                                 ------------------------------
                                                 President
        (Assignor)

ATTEST:


John Evans
-----------------------------


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